SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    Form 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported) October 4, 1999
                                                         ---------------

                                NetObjects, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


                   0-25427                          94-3233791
           ------------------------     ------------------------------------
           (Commission File Number)     (I.R.S. Employer Identification No.)


               301 Galveston Drive, Redwood City, California 94063
               ---------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (650) 482-3200
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition of Assets.

         The information reported under this item is set forth in the press release issued by the Company on October 5, 1999, a copy of which is attached as an exhibit.


Item 7. Financial Statements and Exhibits.

         (a)      Financial statements of business acquired:

                  Any  required   financial   statements   or  other   financial
                  information for the acquired business will be filed within 60 days.

         (b)      Pro forma financial information.

                  The required pro forma financial information will be filed within 60 days.

         (c)      Exhibits.

                  A. October 5, 1999 press release announcing the acquisition of Sitematic Corporation as of the same date.

                  B. Plan and Agreement of Reorganization between NetObjects, Inc., SDI Acquisition Corp., Sitematic Corporation and the holders of substantially all outstanding capital stock of Sitematic Corporation dated as of October 4, 1999.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NETOBJECTS, INC.



Dated:  October 19, 1999               By: /s/ Samir Arora
                                           -------------------------------------
                                           Samir Arora
                                           Chief Executive Officer and President

                                    Exhibit A

NetObjects to Acquire Sitematic, a Leading Small Business Online Site Building And e-commerce Company

Adds Exciting New Online Applications for e-Business

REDWOOD CITY, Calif., Oct. 5 /PRNewswire/ -- NetObjects, Inc. today announced that it has signed a definitive agreement to acquire Sitematic(TM) Corporation for approximately $14.7 million. Sitematic's online applications and services allow small businesses to create a Web site, e-commerce catalogs and stores, and include Web site hosting, domain name and search engine registration, customer management and promotion resources. Sitematic reaches small businesses by partnering with major brand name companies, such as OfficeMax, US West and Sir Speedy, that need to offer online services to enhance their customer relationships.

Under the terms of the agreement NetObjects will acquire 100 percent of Sitematic in exchange for 2 million shares of common stock and $1.5 million in cash, for an approximate total value of $14.7 million. NetObjects also will issue options to purchase 269,000 shares of common stock to replace Sitematic employee options and, options for 500,000 additional shares will be offered to continuing employees of Sitematic. The acquisition will be accounted for as a purchase and is expected to close this month. After the acquisition, Peter Shaw, CEO and president of Sitematic will become executive vice president of corporate development at NetObjects, and Steve Mitgang, senior vice president of marketing and business development will become executive vice president of small business and corporate marketing at NetObjects.

"With the acquisition, NetObjects becomes the first company to offer online and desktop Web site applications to bring small businesses online," said Samir Arora, CEO and president of NetObjects. "The combination of our two companies will revolutionize the way small businesses get online and do business online."

"NetObjects has created an exceptionally loyal customer base with over 500,000 copies sold," said Peter Shaw, CEO and president of Sitematic. "Together we can leverage the brand and combined applications and services to address the needs of the next wave of small business."

About Sitematic

Sitematic Corporation is an Application Services Provider (ASP) that provides e-business solutions for small businesses. Sitematic offers a cost-effective, easy-to-deploy approach for small businesses that want to establish a strong, professional Web presence with e-commerce capabilities. Recently released innovations include the first instant export to eBay for any item you sell in a Sitematic Store, and customer management through email list management. As part of its strategy, Sitematic works with corporate partners to offer server-based solutions to their customers. Current partners include US WEST, Taylor Made Golf, Tickets.com, Office Max, and

Sir Speedy. Sitematic has won PC Magazine's Golden Gavel Award for Most Promising New Product, PC Magazine's Top 100 Web Sites and the LISA Award (Local Internet Service Award) for Best Vendor Application.

Sitematic can be used with AOL's browser, and Microsoft's Internet Explorer and Netscape's Communicator on the Linux, Macintosh OS, Windows 98 and NT platforms. For more information or for a free trial, visit the company's Web site at www.netobjects.com.

About NetObjects

NetObjects, Inc., majority owned by IBM, is a leading provider of e-Business software and services that enable small businesses as well as large-scale enterprises to build, deploy and maintain Web sites on the Internet and corporate Intranets. The NetObjects product family includes NetObjects Fusion(R) and NetObjects Authoring Server Suite. In addition, NetObjects offers its customers on-line solutions, including content, products and services to help them register, host, build, maintain and promote their Web sites. NetObjects has been ranked by Softletter 100, NewMedia 500 and as one of Fortune's 25 Very Cool Companies. Its products have won over 50 awards including Windows Magazine's Win 100 award, InfoWorld's Analyst Choice award, CNET's Internet Excellence award, PC Magazine's Editors Choice award and InternetWorld's Industry Award. More information about NetObjects and its products can be found at www.netobjects.com.

This press release contains forward-looking statements within the meaning of the federal securities laws. Such statements can be identified by the words "believes", "anticipates", "plans", "expects", and similar expressions. These forward-looking statements include, without limitation, statements about the market opportunities for Web site building software and services, NetObject's strategy, and competition. These forward looking statements do not constitute assurances regarding the Company's future operating results, including the impact of our acquisition of Sitematic Corporation upon its operations, cash flows, and financial condition. The Company's actual results could differ materially from those expressed or implied by these forward-looking statements due to various factors, including the risk factors described in our Form 10-Q filed with the SEC pursuant to the Securities Exchange Act of 1934. NetObjects undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or relevant events occur in the future.

NOTE: NetObjects is a registered trademark, and NetObjects Fusion and NetObjects Authoring Server are trademarks of NetObjects, Inc. All other brand and product names may be trademarks or registered trademarks of their respective companies.

SOURCE: NetObjects, Inc.

                                    Exhibit B

                      Plan and Agreement of Reorganization

         This Plan and Agreement of Reorganization dated October __, 1999 is entered into by NetObjects, Inc., a Delaware corporation ("NetObjects"), SDI Acquisition Corp., a California corporation and wholly owned subsidiary of NetObjects ("Subsidiary"), Sitematic Corporation, a California corporation (the "Company"), and the undersigned holders of substantially all outstanding capital stock of the Company. All holders of outstanding capital stock of the Company are herein collectively referred to as the "Stockholders." The Company is a provider of services that permit end users to create customized Internet websites and operates its own website (the "Business").

         Capitalized terms used herein have the meanings stated in Section 9.

         NetObjects desires to acquire the Company through a merger of Subsidiary with and into the Company (the "Merger"), and the Company and the Stockholders desire to consummate the Merger, under the terms of this Agreement.

         The Merger is intended to qualify as a reorganization within the meaning of Section 368(a)(2)(E) of the Code.

         Therefore, in consideration of the mutual agreements contained herein, the parties hereby agree as follows:


Section 1 The Merger

         1.1 Closing. The closing (the "Closing") under this Agreement shall take place at the offices of McCutchen, Doyle, Brown & Enersen, LLP, Palo Alto, within 5 business days after the satisfaction (or waiver by the party entitled to waive) of all conditions stated in Sections 5 and 6, or at such other place or on such other date as the parties may agree in writing.

         1.2 Effective Time of Merger. The Merger shall take effect upon filing of the Merger Agreement, substantially in the form attached as Exhibit A (the "Merger Agreement"), with the California Secretary of State in accordance with California Law (the "Merger Effective Time").

         1.3 Effects of Merger. The effects of the Merger are set forth in the Merger Agreement.

         1.4 Bridge Loan. Immediately prior to the Merger Effective Time, any outstanding principal and accrued interest loaned to the Company by NetObjects under the Bridge Loan Agreement dated August 19, 1999 shall convert into shares of the Company's Common Stock at the rate of one share of each $0.8579 of the then outstanding principal and accrued unpaid interest.

         1.5 Other Agreements.

         (a) The escrow agreement attached in the form of Exhibit B (the "Escrow Agreement") sets forth the terms on which the portion specified therein of the shares of NetObjects common stock to be issued to each Stockholder pursuant to the Merger Agreement will be held by the escrow agent designated therein and the authority of Peter Shaw to act on behalf of the Stockholders thereunder as the "Holders' Agent." The Stockholders hereby confirm the terms of the Escrow Agreement and such authority of the Holders' Agent.

         (b) At the Closing, the Stockholders will enter into releases in favor of the Company in the form attached as Exhibit C.

         (c) At the Closing, the Stockholders included in Schedule 1.5(c) will enter into noncompetition agreements with NetObjects in the form attached as Exhibit D.


Section 2 Transactional Representations and Warranties of the Stockholders and the Company

         A. The Stockholders and the Company represent and warrant to NetObjects that, on and as of the date hereof:

         2.1 Capital Stock.

         (a) The authorized and outstanding capital stock of the Company is as follows:

                                                  Shares             Shares
             Designation of Class               Authorized        Outstanding

             Common Stock                       19,100,000         7,968,260

             Series A Preferred Stock            8,200,000         8,200,000

There is no capital  stock of the Company  outstanding  except as stated in this
Section 2.1(a). The outstanding Stock Rights of the Company are as follows:

                                                                   Shares
                                                  Class of       Subject to
             Designation of Stock Right            Stock         Stock Right

             Options under Sitematic 1998          Common         1,968,500
             Equity Incentive Plan

             Warrants                              Common           462,357

There are no Stock Rights outstanding with respect to the Company except as set forth in this Section 2.1(a), and the terms of such Stock Rights are as set forth in Schedule 2.1. Except as disclosed in Schedule 2.1, the Company is not a party to any stockholders agreement, registration rights agreement, repurchase agreement or other Contract with respect to capital stock or Stock Right issued or to be issued by it.

         (b) All of the issued and outstanding capital stock of the Company has been duly and validly authorized and issued and is fully paid and non-assessable, and has not been issued in violation of any preemptive or similar rights of any stockholder or any applicable securities law. Except as disclosed in Schedule 2.1, no Person has any right to require the Company to redeem, purchase or otherwise reacquire any capital stock issued by the Company or any Stock Rights with respect to any capital stock issued by the Company. There are no preemptive or similar rights in respect of any capital stock of the Company except as set forth in Schedule 2.1.

         (c) The Company has never declared or paid any dividend or made any distribution in respect of any of its capital stock or any Stock Rights with respect thereto, or, except as set forth in Schedule 2.1, directly or indirectly redeemed, purchased or otherwise acquired any of the capital stock issued by it or any Stock Rights with respect thereto.

         2.2 Organization; Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of California and has all requisite corporate power and authority to own, lease and operate its Properties and to conduct the Business as currently conducted. The Company is not required to be qualified to do business as a foreign corporation in any jurisdiction. The Company is not a partner in any general or limited partnership or a member in any limited liability company.

         2.3. Authority. The Company has all requisite power and authority under applicable corporate law to execute and deliver this Agreement and to perform the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of the Company (including without limitation all required shareholder approvals) and no other approval on the part of the Company is necessary under applicable corporate law for the execution, delivery and performance of this Agreement.

         2.4 No Violation. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby (i) will not violate or conflict with the articles of incorporation or by-laws of the Company, (ii) do not require any Third-Party Action with respect to the Company, (iii) to the knowledge of the Company, do not violate any Legal Requirement or Order applicable to the Company, (iv) do not conflict with or constitute a default under, or result in the acceleration or right of acceleration of any obligations under, or result in the creation or imposition of any Third-Party Right under, any Contract, excluding Minor Contracts, to which the Company is a party or (v) to the knowledge of the Company, do not conflict with or constitute a default under, or result in the acceleration or right of acceleration of any obligations under, or result in the creation or imposition of any Third-Party Right under, any Minor Contract to which the Company is a party.

         B. Each Stockholder, with respect to itself, himself or herself only, hereby represents and warrants to NetObjects that, on and as of the date hereof:

         2.5. Power and Authority. Such Stockholder has all requisite power and authority to execute and deliver this Agreement and to perform the transactions contemplated hereby.

         2.6 Title. Such Stockholder is the sole record and beneficial owner of the shares of Company stock set forth opposite such Stockholder's name on
Schedule 2.6. Such shares are free and clear of all Third-Party Rights, and such Stockholder has the full and unrestricted right, power and authority to vote such shares in favor of, and have such shares participate in, the Merger.

         2.7 Authority; Enforceability; Approval. Such Stockholder has full right and power and all authorization and approval required by any Legal Requirement, and by any Contract to which such Stockholder is a party to vote his, her or its shares in favor of the Merger. The execution, delivery and performance of this Agreement by such Stockholder have been duly authorized by all necessary action. This Agreement is legally binding on and enforceable against such Stockholder in accordance with its terms. The execution, delivery and performance of this Agreement by such Stockholder and the consummation by such Stockholder of the Merger and all of other transactions contemplated hereby
(x) to the knowledge of such Stockholder, do not violate any Legal Requirement or Order applicable to such Stockholder, (y) do not conflict with or constitute a default (with or without the giving of notice or the passage of time or both) under or result in any acceleration or right of acceleration of any obligations under, any Contract, excluding Minor Contracts, to which such Stockholder is a party, and (z) to the knowledge of such Stockholder, do not conflict with or constitute a default (with or without the giving of notice or the passage of time or both) under, or result in any acceleration or right of acceleration of any obligations under, any Minor Contract to which such Stockholder is a party. Such Stockholder has voted all of his, her or its shares of Company capital stock fully and irrevocably in favor of the Merger.

         2.8 Investment Intent. Such Stockholder is acquiring NetObjects Stock under the terms of this Agreement for such Stockholder's own account and not with the view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Act. Such Stockholder understands that the NetObjects Stock is characterized as "restricted securities" under the federal securities laws inasmuch as the NetObjects Stock is being acquired from NetObjects in a transaction not involving a public offering. Such Stockholder understands that the NetObjects Stock has not been registered under the Act by reason of its issuance or contemplated issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act, that it must be held indefinitely unless a subsequent disposition thereof is registered under the Act or is exempt from registration, and that the reliance of NetObjects and others on this exemption is predicated in part on such Stockholder's representations and warranties.

         2.9 Investment Experience. Such Stockholder has carefully reviewed this Agreement, including Exhibits and Schedules hereto, and has carefully reviewed all other available materials concerning NetObjects and has asked NetObjects all questions he, she or it deemed appropriate, and acknowledges that he, she or it is experienced in evaluating and investing in companies similar to NetObjects, can bear the economic risk of owning the NetObjects Stock, including a complete loss of the investment, for an indefinite period of time, and has enough knowledge and experience in financial and business matters to evaluate the merits and risks of owning the NetObjects Stock.

         2.10 Transfer and Assignment. Any transfer or assignment of the NetObjects Stock must be made in compliance with the Act and applicable state securities laws. No such assignment or transfer will be valid unless NetObjects first receives notice of such assignment or transfer and an opinion of counsel (which opinion of counsel must be reasonably satisfactory to NetObjects) to the effect that such assignment or transfer does not violate the registration requirements of the Act or any applicable state securities law. There are no agreements, refusal rights or arrangements of any kind between such Stockholder and any other party that require such Stockholder to offer or sell the NetObjects Stock to any Person, whether in connection with the transaction contemplated by this Agreement, any resale of the NetObjects Stock in the future or otherwise. Such Stockholder is an "accredited investor," as that term is defined in ss501(a) of Regulation D of the Act.

         2.11 Legends. Such Stockholder understands that the certificate(s) evidencing the NetObjects Stock may bear a legend substantially as follows:

         The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares have been acquired not with a view to distribution and may not be offered, sold, transferred, pledged or hypothecated in the absence of an effective registration statement for the shares under the Act and under any applicable state securities laws, or an opinion of counsel satisfactory to NetObjects that the proposed transfer can be made in compliance with federal and state securities laws.

and any legend required by any applicable state laws or regulations.

         2.12 Tax Status. Each Stockholder understands and acknowledges that the qualification of the Merger as a reorganization under Section 368(a)(2)(E) of the Code is dependent on a number of factors outside the control of NetObjects, including without limitation, actions taken after the Closing by such Stockholder and other Stockholders, and that, subject to Section 7.12, NetObjects will have no responsibility with respect to any such matter and is not assuring such Stockholder that such qualification will be achieved. Each Stockholder confirms that he, she or it has relied upon his, her or its own tax counsel, and not on NetObjects or any representative of NetObjects, with respect to such qualification.

Section 3 Business Representations and Warranties of the Stockholders and the Company

         The Stockholders and the Company represent and warrant to NetObjects that, on and as of the date hereof:

         3.1 Subsidiaries, Etc. Except as set forth in Schedule 3.1, the Company has does not beneficially own any equity or debt interest (except as a creditor in the ordinary course of business), direct or indirect, in any Person.

         3.2 Financial Statements, Etc.

         (a) Financial Statements. Schedule 3.2(a) contains copies of the unaudited consolidated balance sheets and consolidated statements of operations and retained earnings and of cash flows for the Company at and for each of the three years ended December 31, 1998 (the "Last Fiscal Year-End") (the "Year-End Statements") and copies of the unaudited consolidated balance sheets and consolidated statements of operations for the Company at and for the period ended August 31, 1999 (the "Interim Statements" and, together with the Year-End Statements, the "Financial Statements"). The Financial Statements fairly present the consolidated financial condition of the Company at the dates indicated and the consolidated results of operations and (in the case of the

Year-End Statements) cash flows of the Company for the periods indicated in accordance with GAAP consistently applied throughout the periods indicated (except as stated therein and, in the case of the Interim Statements, for the absence of statements of retained earnings and cash flows and footnotes and subject to normal year-end adjustments).

         (b) HSR Act. The balance sheet included in the Interim Statements is the Company's last regularly prepared balance sheet within the meaning of the HSR Act. The Company is its own ultimate parent entity within the meaning of the HSR Act.

         (c) Absence of Certain Liabilities. The Company has no liability or obligation of any nature, whether absolute, accrued, contingent or otherwise, arising out of acts or omissions heretofore occurring, or circumstances currently or heretofore existing, except: (i) as expressly set forth in this Agreement (including without limitation disclosures in Schedule 3.2(c) and any other Schedules hereto); (ii) as accrued in the balance sheet included in the Year-End Statements; (iii) for liabilities and obligations incurred since the Last Fiscal Year-End in the ordinary course of business consistent in nature and amount with past practice; and (iv) liabilities and obligations of a kind not required to be accrued in a balance sheet at the date hereof prepared in accordance with GAAP which individually (or in the aggregate for related matters) will not subject the Company to Damages in excess of $50,000.

         (d) Absence of Certain Changes. Since the Last Fiscal Year-End, except as set forth in Schedule 3.2(d):

                  (i) The Company has operated its business in the ordinary course.

                  (ii) There has been no material adverse change in the assets, business, liabilities, financial condition, results of operations or customer base of the Company.

                  (iii) There has not been any damage, destruction or condemnation known to the Company with respect to Property having an aggregate net book value on the Company's books in excess of $50,000, net of any insurance recoveries.

                  (iv) There has not been any material change in the accounting methods, practices or principles of the Company.

                  (v)  The  Company  has  not  sold,  transferred  or  otherwise disposed of (or agreed or committed to sell, transfer or otherwise dispose of) any Property other than the sale of inventory in the ordinary course, or canceled, compromised, released or assigned any debt or claim in its favor, where the aggregate amount of such sales, transfers, dispositions, cancellations, compromises, releases or assignments exceeds $50,000.

                  (vi) The Company has not instituted, settled or agreed to settle any litigation, action or proceeding before any Governmental Agency.

                  (vii) The Company has not assumed, guaranteed, endorsed or otherwise become responsible (or otherwise agreed to become responsible) for the obligations of any other Person, except for the endorsement of negotiable instruments in the ordinary course of business.

                  (viii) The Company has not granted (or agreed or committed to grant) any increase in compensation or fringe benefits other than normal salary increases consistent with prior periods.

         3.3 Taxes.

         (a) Except as set forth in Schedule 3.3, the Company has filed, within the time and in the manner prescribed by law, all Tax returns and other documents required to be filed in respect of all Taxes, and all such returns and other documents are true, correct and complete in all material respects. The Company has furnished to NetObjects copies of all income Tax returns of the Company for the past 3 years. The Company has, within the time and in the manner prescribed by law, paid all Taxes that are due and payable. The Company has established reserves on its books that are adequate for the payment of all Taxes not yet due and payable.

         (b) (i) None of such returns contained a disclosure statement under Section 6662 of the Code or any similar provision of foreign law;

                  (ii) The Company has not received written notice from any federal or foreign taxing authority asserting any deficiency against the Company or any claim for additional Taxes in connection therewith, other than any deficiency or claim which has been previously settled or for which appropriate reserves are included in the Interim Statements;

                  (iii) To the  knowledge  of the  Company,  there is no pending action, audit, proceeding or investigation with respect to the assessment or collection of federal or foreign Taxes or a claim for refund made by the Company with respect to federal or foreign Taxes previously paid;

                  (iv) All amounts that are required to be collected or withheld by the Company with respect to federal or foreign Taxes have been duly collected or withheld, and all such amounts that are required to be remitted to any federal or foreign taxing authority have been duly remitted;

                  (v) No audit has been conducted of any federal or foreign income tax return filed by the Company;

                  (vi) The Company has not requested nor been granted any currently effective waiver or extension of any statute of limitations with respect to the assessment or filing of any federal or foreign Tax or return with respect thereto;

                  (vii) No consent has been filed under Section 341(f) of the Code with respect to the Company;

                  (viii) The Company is not required to include in income any adjustment pursuant to Section 481(a) of the Code (or similar provisions of foreign laws or regulations) by reason of a change in accounting method nor does the Company have any knowledge that the Internal Revenue Service (or other federal or foreign taxing authority) has proposed, or is considering, any such change in accounting method; and

                  (ix) The Company is not a party to and is not bound by nor has any continuing obligation under any tax sharing or similar agreement or arrangement with any Person.

         3.4 Title to Properties.

         (a) The Company owns no real Property.

         (b) Schedule 3.4(b) is a true and complete summary based on the books and records of the Company of all items of personal Property owned by the Company with a net book value at the Last Fiscal Year-End in excess of $5,000 per item.

         (c) Except as set forth in Schedule 3.4(c), the Company has good title to all of its Properties, in each case free and clear of all Third-Party Rights.

         (d) The Company owns all material items of non-inventory tangible and intangible personal Property that were owned as of the Last Fiscal Year-End and used in generating the revenue shown in the last audited statement of operations of the Company for the fiscal year ending on the Last Fiscal Year-End previously delivered to NetObjects, subject to any sales or dispositions of tangible personal Property since the Last Fiscal Year-End in the ordinary course of business.

         3.5 Inventories. Since the Last Fiscal Year-End, all sales of inventory have been made in the ordinary course of business and no inventory has been pledged as collateral.

         3.6 Accounts Receivable. Except as set forth in Schedule 3.6, the accounts receivable of the Company (i) are bona fide and arose from valid sales in the ordinary course of business in material conformity with all applicable Legal Requirements, (ii) are valid and binding obligations of the debtors requiring no further performance by the Company, and (iii) subject to the allowance for doubtful accounts receivable in the balance sheet included in the Interim Statements, are fully collectible and not subject to any offsets or counterclaims and do not represent guaranteed sale, sell-or-return transactions or any other similar understanding. No accounts receivable have been pledged as collateral to any Person. The amounts shown for accounts receivable in the Financial Statements reflect an allowance for doubtful accounts receivable in accordance with GAAP.

         3.7 Leases, Etc. Schedule 3.7 lists all leases, rental agreements, conditional sales contracts and other similar Contracts under which the Company leases (as lessor or lessee) any real or personal Property with rental payments exceeding $5,000 per year (collectively, the "Disclosable Leases"). All Disclosable Leases are, in all material respects, valid and enforceable by the Company in accordance with their terms. Neither the Company nor, to the knowledge of the Company, any other party to any Disclosable Lease is in material breach thereof. The Company enjoys peaceable possession of all real estate premises subject to Disclosable Leases to which it is a party and to all personal Property subject to Disclosable Leases to which it is a party.

         3.8 Facilities, Equipment. The Company owns or leases all material land, buildings and equipment used in the operation of its business. The Company has not received any notice of any material violation of any Legal Requirement or Order by the Company's facilities which has not been corrected, and no facility of the Company is in material violation of any Legal Requirement or Order.

         3.9 Insurance. Schedule 3.9 lists and describes briefly all binders and policies of liability, theft, life, fire and other forms of insurance and surety bonds, insuring the Company or any of its Properties, assets and business as of the date hereof. Except as noted in Schedule 3.9, all listed policies and binders insure on an occurrence, rather than claims-made, basis. All policies and binders listed in Schedule 3.9 are valid and in good standing and in full force and effect and the premiums have been paid when due. Except for any claims set forth in Schedule 3.9, there are no outstanding unpaid claims under such policy or binder, and, except as set forth in Schedule 3.9, the Company has not received any notice of cancellation, general disclaimer of liability or non-renewal of any such policy or binder.

         3.10 Employment and Benefit Matters.

         (a) Schedule 3.10(a) lists each of the following for each employee of the Company: name, hire date, current salary and currently held options (including the vesting schedule applicable to such options). None of the employees listed on Schedule 3.10(a) has given Company notice of his or her intention to resign his or her position with the Company and Company has no present intention to terminate such employees.

         (b) Schedule 3.10(b) lists all of the following items which are applicable to the Company: (i) employment Contracts with any employee, officer or director; and (ii) Contracts or arrangements with any Person providing for bonuses, profit sharing payments, deferred compensation, stock options, stock purchase rights, retainer, consulting, incentive, severance pay or retirement benefits, life, medical or other insurance, payments triggered by a change in control or any other employee benefits or any other payments, "fringe benefits" or perquisites which are not terminable at will without liability to the Company or which are subject to ERISA. The contracts or arrangements referred to in the foregoing clause (ii) are herein called "Benefit Plans."

         (c) Neither the Company, nor any of its ERISA Affiliates, has any union contracts, collective bargaining, union or labor agreements or other Contract with any group of employees, labor union or employee representative(s), nor has the Company or any ERISA Affiliate ever participated in or contributed to any single employer defined benefit plan or multi-employer plan within the meaning of ERISA Section 3(37), nor is the Company currently engaged in any labor negotiations, excepting minor grievances, nor is the Company the subject of any union organization effort. The Company is in material compliance with applicable Legal Requirements respecting employment and employment practices and terms and conditions of employment, including without limitation health and safety and wages and hours. No unfair labor practice complaint is pending against the Company before the National Labor Relations Board or other Governmental Agency. There is no labor dispute, strike, slowdown or work stoppage pending or threatened against the Company.

         (d) True and correct copies of each Benefit Plan listed in Schedule 3.10(b) that is subject to ERISA (a "Company ERISA Plan") and related trust agreements, insurance contracts, and summary descriptions have been delivered or made available to NetObjects by the Company. The Company has also delivered or made available to NetObjects a copy of the two most recently filed IRS Forms 5500, with attached financial statement and accountant's opinion, if applicable, for each Company ERISA Plan. The Company has also delivered or made available to NetObjects a copy of, in the case of each Company ERISA Plan intended to qualify under Section 401(a) of the Code, the most recent Internal Revenue Service letter as to its qualification under Section 401(a) of the Code. To the knowledge of the Company, nothing has occurred prior to or since the issuance of such letters to cause the loss of qualification under the Code of any of such plans.

         (e) Except as disclosed in Schedule 3.10(e), none of the Company ERISA Plans has participated in, engaged in or been a party to any prohibited transaction as defined in ERISA or the Code, and there are no material claims pending or overtly threatened, involving any Benefit Plan listed in Schedule 3.10(b). There have been no material violations of any reporting or disclosure requirements with respect to any Company ERISA Plan.

         (f) Neither the Company nor any of its ERISA Affiliates has any liability for any excise tax imposed by Section 4972, 4974, 4975, 4977, 4979, 4980 or 4980B of the Code. No Benefit Plans are subject to minimum funding requirements or are an Employee Stock Ownership Plan under the Code.

         (g) Except as disclosed in Schedule 3.10(g), the Company and its ERISA Affiliates do not maintain any plans providing benefits within the meaning of
Section 3(1) of ERISA (other than group health plan continuation coverage under Section 601 of ERISA and 4980B(f) of the Code) to former employees or retirees.

         3.11 Contracts. Except as shown on Schedules 3.7 and 3.11, and except for Contracts fully performed or terminable at will without liability to the Company, the Company is not a party to any Contract that affects the Company, its business, Properties, assets, operations or financial condition and which contemplates performance by the Company during a remaining period of more than one year (90 days in the case of any purchase Contract) or involves remaining commitments for sale or purchase in excess of $25,000. True and complete copies of each Contract disclosable on Schedule 3.11 (a "Disclosable Contract") have been delivered to NetObjects. Each Disclosable Contract is, in all material respects, valid and enforceable by the Company in accordance with its terms. Neither the Company nor, to the knowledge of the Company, any other party to any Disclosable Contract is in material breach thereof.

         3.12 Officers and Directors, Etc. Schedule 3.12 is a true and complete list of:

         (a) the names and addresses of each of the Company's officers and directors;

         (b) the name of each bank or other financial institution in which the Company has an account, deposit or safe deposit box and the names of all persons authorized to draw thereon or to have access thereto; and

         (c) the name of each bank or other financial institution in which the Company has a line of credit or other loan facility.

         3.13 Corporate Documents. The Company has furnished or made available to NetObjects or its representatives true, correct and complete copies of (i) the articles or certificate of incorporation and bylaws of the Company, (ii) the minute books of the Company containing all records required to be set forth of all proceedings, consents, actions and meetings of the stockholders and board of directors of the Company; (iii) all material Permits and Orders with respect to the

Company and (iv) the stock transfer books of the Company setting forth all transfers of any capital stock.

         3.14 Legal Proceedings. There is no action, suit, proceeding or investigation pending in any court or before any arbitrator or before or by any Governmental Agency against the Company or any of its Properties or business, and to the knowledge of the Company, there is no such action, suit, proceeding or investigation threatened.

         3.15 Compliance with Instruments, Orders and Legal Requirements. The Company is not in material violation of, or in default in any material respect with respect to, any term or provision of its articles or certificate of incorporation or bylaws, or, to the knowledge of the Company, any Order or any Legal Requirement applicable to the Company.

         3.16 Permits. The Company holds all Permits material to the conduct its business as and where now conducted. To the knowledge of the Company, there is not pending nor threatened any proceedings to terminate, revoke, limit or impair any material Permit.

         3.17 Intellectual Property.

                  (a) Schedule 3.17(a) sets forth a true and complete list of all patents, patent applications, trademarks, trade names, service marks and registered copyrights and applications therefor, if any, owned or claimed by or licensed to the Company. Except as set forth on Schedule 3.17(a), the Company owns or is licensed or otherwise has the right to use, without future payment to any other Person, all patents, patent applications, patent rights, trademarks, trademark registrations, trademark applications, licenses, service marks, business marks, trade names, brand names, copyright registrations, copyrights (including those in computer programs, software, including all source code and object code, development documentation, programming tools, drawings, specifications and data), designs, trade secrets, technology, inventions, discoveries and improvements, know-how, proprietary rights, formulae, processes, software, data, methods, technical information, confidential and proprietary information and all other intellectual property rights whether or not subject to statutory registration or protection, and licenses to any or all of the foregoing (collectively, the "Intellectual Property"), used in or necessary for the conduct of its business as presently conducted and as proposed to be conducted by the Company, free and clear of any Third-Party Right. Except as otherwise indicated on Schedule 3.17(a), all patents, patent applications, trademarks, trade names, service marks and copyrights of the Company have been duly registered and filed with or issued by each appropriate Governmental Agency in the jurisdictions indicated in Schedule 3.17(a), all necessary affidavits of use or continuing use have been filed, and all necessary maintenance fees have been paid to continue all such rights in effect. Except as disclosed in Schedule 3.17(a), the conduct of the Company's business, as presently conducted and as proposed to be conducted by the Company, does not violate, conflict with or infringe any Contract (other than any Minor Contract) between the Company and any Person or any Contract (other than any Minor Contract), license (other than any Minor License) or, to the knowledge of the Company, any Minor Contract, Minor License or other Intellectual Property rights or proprietary, privacy, publicity or similar rights, of any other Person. Except as otherwise indicated on Schedule 3.17(a), the Company does not have any notice or knowledge of any objection or claim being asserted by any Person with respect to the ownership, validity, enforceability or use of any Intellectual Property or any names or slogans embodying business or product goodwill (or both), or challenging or questioning the validity or effectiveness of any license relating thereto. There are no unresolved conflicts with, or pending claims by or against the Company, whether in Litigation or otherwise, involving any Intellectual Property or any names or slogans embodying business or product goodwill (or both), and there are no Liens or rights of any other Person with respect to Intellectual Property that would prevent the Company from fulfilling its obligations under this Agreement.

                  (b) Schedule 3.17(b) sets forth a true and complete list of all material options, rights (including marketing rights), licenses or interests of any kind relating to Intellectual Property granted to the Company and all material options, rights (including marketing rights), licenses or interests of any kind relating to Intellectual Property of the Company or any portions thereof, granted by the Company to any other Person. To the knowledge of the Company, no such Person is in breach of default under its obligations.

                  (c) All software, other than generally available software (such as Word for Windows, Excel, WordPerfect and the like) and generally available system development tools, that is either marketed to customers of the Company as a program or as part of a service or is used by the Company to support its business:

                           (i) is owned by the  Company or the  Company  has the
                  right to use, modify, copy, sell, distribute, sublicense and make derivative works free and clear of any limitations or encumbrances except as may be set forth in any license agreement listed in Schedule 3.17(b); and

                           (ii) is free  from  any  interest  of any  former  or
                  present employees of, or contractors or consultants to, the Company.

                  (d) Except as disclosed in Schedule 3.17(a), the execution and delivery of this Agreement, compliance with its terms and the consummation of the transactions contemplated hereby do not and will not conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time or both) or give rise to any right, license or Lien relating to any material Intellectual Property owned by the Company or with respect to which the Company now has or has had any Contract (to the knowledge of the Company, in the case of any Minor Contract or Minor License) with any Person, or right of termination, cancellation or acceleration of any material Intellectual Property right or obligation set forth in any Contracts (to the knowledge of the Company, in the case of any Minor Contract or Minor License) to which the Company is a party, or the loss or encumbrance of any material Intellectual Property or material benefit related thereto, or result in or require the creation, imposition or extension of any Lien upon any material Intellectual Property or right or otherwise impair the Company's right to use any material Intellectual Property of the Company in the same manner as such Intellectual Property is currently being used by the Company or the customers of the Company.

                  (e) To the extent third party software is marketed to customers of the Company together with the Intellectual Property of the Company,
(i) the third party rights have been identified (or the Contracts and the specific third party software have been listed) on Schedule 3.17(b), (ii) all necessary licenses have been obtained and are being complied with and (iii) no royalties or payments are due (or such royalties and payments are identified on Schedule 3.17(e)).

                  (f) None of the trade secrets (as defined in the Uniform Trade Secrets Act) of the Company has been published or disclosed by the Company, or to the knowledge of the Company by any other Person, to any Person except pursuant to licenses or Contracts requiring such other Persons to keep such trade secrets confidential.

                  (g) Except as disclosed in Schedule 3.17(b), the Company is not, and to the knowledge of the Company, no other party to any licensing or other similar arrangements with the Company relating to any Intellectual Property (other than Minor Licenses of freeware, shareware or opensource) is in breach of or default under its material obligations under such arrangements. Except as disclosed in Schedule 3.17(b), to the knowledge of the Company, neither it nor any other party to a Minor License of freeware, shareware or opensource is in breach of or default under its material obligations under such arrangements. Except as disclosed in Schedule 3.17(b), the Company is not, and to the knowledge of the Company, no other party to any distributorship or other similar arrangements with the Company relating to any material Intellectual Property is, in breach of or default under its material obligations under such arrangements.

                  (h) Except as set forth in Schedule 3.17(a), there exists no litigation pending or, to the Company's knowledge, threatened against the Company with regard to any patent, copyright, trade secret, trademark, trade name, service mark or other Intellectual Property. There is no outstanding order, writ, injunction, decree, judgment or stipulation by or with any court, administrative agency or arbitration panel regarding patent, copyright, trade secret, trademark, trade name or other claims relating to Intellectual Property by which the Company is bound.

                  (i) Except as disclosed in Schedule 3.17(a) or Schedule 3.17(i), the Company has not received any communications alleging the Company has infringed or violated or, by conducting its businesses as proposed by the Company, would infringe or violate any of the patents, trademarks, service marks, trade names, copyrights, trade secrets or other proprietary rights, processes or other Intellectual Property of any other Person.

                  (j) Except as disclosed in Schedule 3.17(j), to the knowledge of the Company, no Person is infringing on or otherwise violating any right of the Company with respect to any Intellectual Property owned by or licensed to the Company.

                  (k) The Company has taken reasonable and necessary steps to protect the Intellectual Property of third parties received by the Company under obligation of confidentiality and its material Intellectual Property and its rights thereunder, and to the knowledge of the Company no such rights have been lost or are in jeopardy of being lost through failure to act by the Company. Except as disclosed in Schedule 3.17(k), all current and former employees of the Company, and all current and former independent contractors of the Company furnishing services related to software and data, have signed confidentiality/proprietary rights agreements substantially in the form attached as Schedule 3.17(k). Schedule 3.17(k) lists all current and former independent contractors of the Company furnishing services related to software and data.

                  (l) Except as disclosed in Schedule 3.17(l), no licenses or rights have been granted to distribute or use the source code of, or to create Derivative Works (as hereinafter defined) or, any product currently marketed by, commercially available from or under development by the Company for which the Company possesses the source code. As used herein, "Derivative Work" shall mean a work that is based upon one or more preexisting works, such as a revision, enhancement, modification, abridgment, condensation, expansion or any other form in which such preexisting works may be recast, transformed or adapted, and which, if prepared without authorization of the owner of the copyright in such preexisting work, would constitute a copyright infringement. For purposes hereof, a Derivative Work shall also include any compilation that incorporates such a preexisting work as well as translations from one human language to another and from one type of code to another.

                  (m) Except as disclosed in Schedule 3.17(m), the Company has not assigned, sold or otherwise transferred ownership of or the right to use any patent, patent application, trademark or service mark.

                  (n) Neither the Company nor any of its officers nor, to the knowledge of the Company, any of its employees has any patents issued or patent applications pending for any device, process, method, design or invention of any kind now used or needed by the Company in the furtherance of its business operations as presently conducted or as proposed to be conducted by the Company, which patents or applications have not been assigned to the Company with such assignment duly recorded in the United States Patent Office or with the applicable foreign Governmental Agency.

                  (o) Without limiting the generality of this Section 3.17, the software and related licenses referred to herein shall include freeware, shareware and opensource.

         3.18 Capital Expenditures. Schedule 3.18 sets forth, by nature and amount, all budgeted capital expenditures of the Company for which commitments have been made, or for which payments or current liabilities have been made or incurred, after the Last Fiscal Year-End in excess of $5,000.

         3.19 Environmental Matters. To the knowledge of the Company, there are no Hazardous Materials used or present at any location used by the Company in the conduct of the Business, except for any Hazardous Materials constituting normal office supplies. To the knowledge of the Company, no location currently or previously used by the Company is contaminated by any Hazardous Material, and no event has occurred and no activity has been or is being conducted by the Company which has resulted or could reasonably result in contamination of any location currently or previously used by the Company by any Hazardous Material. To the knowledge of the Company, no

Government Agency has commenced any investigation or proceeding with respect to the contamination of any location currently or previously used by the Company by any Hazardous Material.

         3.20 Illegal Payments. To the best knowledge the Company, none of the Company or any director, officer, employee, or agent of the Company has, directly or indirectly, paid or delivered any fee, commission, or other sum of money or item of property however characterized to any broker, finder, agent, government official, or other person, in the United States or any other country, in any manner related to the business or operations of the Company, which the Company or any such director, officer, employee, or agent knows or has reason to believe to have been illegal under any law.

         3.21 Confidentiality Obligations. The Company is not in possession of any information, documents or materials under an obligation of confidentiality or use to any other Person other than pursuant to a Contract described in
Schedule 3.11. The conduct of the Business as presently conducted does not violate or conflict with the obligation of confidentiality or use to any other Person.

         3.22 Representations. No representation or warranty by the Company in this Agreement, or in any Schedule, Exhibit or document furnished by the Company at the Closing pursuant hereto contains any untrue statement of a material fact or omits to state a fact necessary to make the statements contained herein and therein not misleading.

Section 4 Representations and Warranties of NetObjects

         NetObjects hereby represents and warrants to the Stockholders and the Company that, on and as of the date hereof:

         4.1 Organization, Standing, Etc. of NetObjects and Subsidiary. NetObjects is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the State of California. NetObjects and Subsidiary have full power and authority under applicable corporate law to own, lease and operate their Properties and to carry on the business in which they are engaged.

         4.2 Authority; Enforceability. NetObjects and Subsidiary have all necessary power and authority under applicable corporate law to execute, deliver and perform their obligations under this Agreement. The execution, delivery and performance of this Agreement by NetObjects and Subsidiary has been duly authorized by all necessary action under applicable corporate law. This Agreement is legally binding on and enforceable against NetObjects and Subsidiary in accordance with its terms. The execution, delivery and performance of this Agreement by NetObjects and Subsidiary and the consummation by NetObjects and Subsidiary of all of the transactions contemplated hereby, (x) do not require any Third-Party Action relating to NetObjects or Subsidiary except those listed on Schedule 4.2, (y) do not violate any Legal Requirement or Order applicable to NetObjects or Subsidiary and (z) do not conflict with or constitute a default (with or without the giving of notice or the passage of time or both) under, or result in any acceleration or right of acceleration of any obligations under, any Contract to which NetObjects or Subsidiary is a party, where, in each case, the absence of such Third-Party Action or such violation, conflict, default or acceleration would in any way adversely affect the transactions contemplated hereby.

         4.3 SEC Information. As of their respective filing dates (except as thereafter amended) all documents that NetObjects has filed with the SEC (the "Company SEC Documents") have complied in all material respects with the applicable requirements of the Act or the Exchange Act, and none of the Company SEC Documents has contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading except to the extent corrected by a subsequently filed Company SEC Document filed prior to the date hereof.

         4.4 Litigation. There are no claims, actions, suits or other proceedings pending, or to the knowledge of NetObjects, threatened, at law or in equity, by or before any Governmental Agency or any arbitrator against NetObjects which could reasonably be expected to have an adverse effect on the ability of NetObjects to perform its obligations under this Agreement.

         4.5 Material Adverse Change. No violation or other matter having a material adverse change in NetObject's business, condition, assets, liabilities, operations, financial performance or prospects has occurred since NetObjects' last SEC report.

Section 5 Conditions to Obligations of NetObjects at Closing

         The obligations of NetObjects hereunder to be performed at the Closing are subject to the satisfaction at or prior to the Closing of the following conditions, except for any condition NetObjects may waive in writing in accordance with Section 8.3.

         5.1 Representations and Warranties. The representations and warranties contained in Sections 2 and 3 shall have been true in all material respects on the date of this Agreement and shall be true in all material respects at and as of immediately prior to the Closing with the same effect as though made at and as of immediately prior to the Closing.

         5.2 Performance. The Stockholders and the Company shall have performed and complied in all material respects with all covenants required herein to be performed or complied with by them or it on or before the Closing.

         5.3 Third-Party Action. All Third-Party Action required in order to consummate the Closing on the terms hereof.

         5.4 Opinion of Counsel. NetObjects shall have received from Cooley Godward, LLP, counsel to the Company, an opinion dated the date of the Closing, in form and substance substantially as set forth in Exhibit E.

         5.5 Transactional Litigation. No action, suit or proceeding before any Governmental Agency shall have been commenced, and no investigation by any Governmental Agency shall have been commenced or overtly threatened, against the Company, NetObjects, Subsidiary, or any of their respective principals, officers, directors or shareholders seeking to restrain, prevent or change the transactions contemplated hereby or questioning the validity or legality of any of such transactions or seeking damages in connection with any of such transactions.

         5.6 Interim Events. None of the events listed in Sections 7.9(a) through (h) shall have occurred without NetObject's written consent.

         5.7 Management Changes. No change in the Chief Executive Officer, Chief Technical Officer, Chief Financial Officer, Senior Vice President of Marketing and Business Development, the Vice President of Engineering of the Company or any employees of the Company listed on Schedule 5.8 shall have occurred from September 1, 1999.

         5.8 Releases. The Stockholders and the directors and officers of the Company shall have entered into releases in favor of the Company in the form attached as Exhibit C.

         5.9 Exercise of Warrants. All issued and outstanding warrants of the Company shall have been exercised in full.

         5.10 Noncompetition Agreements. The individuals designated in Schedule 1.5(c) shall have entered into noncompetition agreements with NetObjects substantially in the form attached as Exhibit D.

         5.11 Employment Agreements. Key employees of the Company designated by NetObjects shall have entered into employment agreements with NetObjects in forms satisfactory to NetObjects.

         5.12 Transaction Expenses. All legal fees and other transaction expenses incurred by the Company in conjunction with the Merger shall be reasonably satisfactory to NetObjects.

         5.13 Corporate and Other Proceedings. All corporate and other proceedings on the part of the Company and the Stockholders in connection with the transactions to be consummated at the Closing, and all documents and instruments incident to such transactions, shall be reasonably satisfactory in substance and form to NetObjects.

Section 6 Conditions to Stockholders' and Company's Obligations at Closing

         The obligations of the Stockholders and the Company hereunder to be performed at the Closing are subject to the satisfaction at or prior to the Closing of the following conditions, except for any condition the Holders' Agent may waive in accordance with Section 8.3.

         6.1 Representations and Warranties. The representations and warranties of NetObjects contained in Section 4 shall have been true in all material respects on the date of this Agreement and shall be true in all material respects at and as of immediately prior to the Closing with the same effect as though made at and as of immediately prior to the Closing.

         6.2 Performance. NetObjects shall have performed and complied in all material respects with all covenants required herein to be performed or complied with by NetObjects on or before the Closing.

         6.3 Third-Party Action. All Third-Party Action required in order to consummate the Closing on the terms hereof, other than any the absence of which in the aggregate would not have a material effect on the transactions contemplated hereby, shall have been taken.

         6.4 Opinion of Counsel. The Stockholders and the Company shall have received at the Closing from McCutchen, Doyle, Brown & Enersen, LLP, counsel to NetObjects and Subsidiary, an opinion dated the date of the Closing, in form and substance substantially as set forth in Exhibit F.

         6.5 Transactional Litigation. No action, suit or proceeding before any Governmental Agency shall have been commenced, and no investigation by any Governmental Agency shall have been commenced or overtly threatened, against the Company, NetObjects, Subsidiary or any of their respective principals, officers, directors or stockholders seeking to restrain, prevent or change the transactions contemplated hereby or questioning the validity or legality of any of such transactions or seeking damages in connection with any of such transactions.

         6.6 Additional Options. NetObjects shall have authorized and issued an additional 500,000 options for NetObjects common stock, to be granted at the Merger Effective Time to such employees of the Company and in such allocation as is mutually agreed by NetObjects and the Company.

         6.7 Tax Opinion. The Stockholders of the Company shall have received at the Closing a legal opinion of Cooley Godward LLP, counsel to the Company, dated as of the Closing Date to the effect that the Merger will constitute a reorganization within the meaning of Section 368 of the Code.

         6.8 Corporate and Other Proceedings. All corporate and other proceedings on the part of NetObjects and Subsidiary in connection with the transactions to be consummated at the Closing, and all documents and instruments incident to such transactions, shall be reasonably satisfactory in substance and form to the Company.

Section 7 Covenants of the Stockholders, the Company, Subsidiary and NetObjects

         7.1 Non-Disclosure. Each party agrees not to divulge or communicate, or use for any purpose other than evaluating this transaction or exercising rights as a party hereto, any information or materials concerning this Agreement, the negotiation between the parties hereto and the transactions contemplated hereby, except to the extent that such information (w) is or hereafter becomes lawfully obtainable from other sources, (x) is required to be disclosed to a Governmental Agency having jurisdiction over the party or its Affiliates, (y) is otherwise required by law to be disclosed or (z) is disclosed following a waiver in writing from the other parties. Promptly after the Merger Effective Time, NetObjects and the Company will issue a mutually agreeable press release concerning the transactions contemplated hereby. The parties also hereby ratify and confirm the Non-Disclosure Agreement dated July 29, 1999, which shall continue in effect.

         7.2 Survival of Representations and Warranties, Indemnification.

         (a) Survival. All representations and warranties made under Section 2, 3 or 4 shall survive the Closing and any investigation with respect thereto by an authorized party until the Last Escrow

Claim Date. Following the Closing, however, the Company shall have no liability with respect to any representation or warranty and shall not be subject to any contribution, indemnity or similar claims with respect thereto by any Stockholder or any other Person.

         (b) Representations and Warranties in Section 3. In the event of any misrepresentation or breach of warranty in Section 2 or Section 3 (it being agreed that for purposes of determining the existence of any such misrepresentation, all such representations, warranties or covenants of the Stockholders and the Company that are qualified as to materiality or as to a specified threshold or minimum amounts shall be deemed to be not so qualified), NetObjects shall be entitled to recover the related Recoverable Amount from the Escrow Account, provided that (i) NetObjects gives notice of such misrepresentation or breach in accordance with the Escrow Agreement, in reasonable detail, specifying the amount of the claim, on or before 5:00 p.m. Pacific Time on the Last Escrow Claim Date, it being understood that no recovery may be had against the Escrow Account with respect to any claim which is not the subject of such a notice given by such time, and (ii) NetObjects shall not be entitled to any such recovery unless the aggregate Recoverable Amount for all claims made under this Section 7.2(b) exceeds $150,000, in which event NetObjects may recover from the Escrow Account the entire Recoverable Amount.

         "Recoverable Amount" means Damages, if any, proximately resulting to NetObjects on account of any misrepresentation, breach of warranty or breach of covenant.

         The Company, the Stockholders, any Affiliate of the Company or any Affiliate of the Stockholders shall not have any liability or obligation of any kind to NetObjects, or any other Person on account of the breach of any representation or warranty made in Section 3, except as stated in this Section
7.2. The sole recourse of NetObjects on account of the breach of any representation or warranty made in Section 3 shall be with respect to the property in the Escrow Account. Notwithstanding the foregoing, any liability or obligation resulting from the knowing personal fraud of an individual shall not be subject to any of the limitations or thresholds stated in this Section 7.2(b).

         (c) Pre-Closing Taxes. NetObjects shall be entitled to recover against the Escrow Account for Damages to it resulting from the failure of the Company to pay Taxes payable, or accruing under GAAP, on or before the Closing.

         (d)   Limitations.   Nothing  in  this  Section  7.2  shall  limit  the
indemnification available to NetObjects and the Stockholders under Sections 7.10 or 8.1.

         7.3 Disputed and Third-Party Claims.

         (a) If  NetObjects  shall  give  notice of a claim in  accordance  with
Section 7.2, and NetObjects and the Holders' Agent do not resolve such matter by written agreement within 45 days after such notice is given, the dispute will be settled exclusively by arbitration before a single arbitrator appointed by JAMS/Endispute. If the total amount (not including interest) of the dispute and any counterclaim exceeds $250,000, the arbitration will be conducted in accordance with the Comprehensive Arbitration Rules and Procedures of JAMS/Endispute; any other arbitration under this Section will be conducted in accordance with the Streamlined Arbitration Rules and Procedures of JAMS/Endispute. NetObjects and the Holders' Agent shall each bear their own expenses

(including without limitation the fees and expenses of legal counsel and accountants) in connection with such arbitration. The arbitral award shall allocate the arbitrator's fees and expenses according to the relative success of NetObjects and the Holders' Agent in the arbitration, as determined by the arbitrator.

         (b) To the extent a claim by NetObjects under Section 7.2 relates to a claim asserted against a party to this Agreement (other than to enforce this Agreement) (a "Third-Party Claim") and NetObjects gives notice of the assertion of the Third-Party Claim, then the Holders' Agent will have the option, exercisable by written notice to NetObjects within 20 days after receipt of NetObjects' notice, to control the defense of such Third-Party Claim. All expenses (including, without limitation, attorneys' fees) incurred by the Holders' Agent in connection with his assumption of control of the defense of a Third-Party Claim shall be paid by the Holders' Agent. If the Holders' Agent have not assumed the defense of a Third-Party Claim, then NetObjects shall have the right to control the defense of the Third-Party Claim, and the expenses reasonably incurred by NetObjects in connection with such defense shall be recoverable as part of the underlying claim on the same basis and subject to the same limitations as stated in Section 7.2 and this Section.

         (c) The party controlling the defense may use counsel selected by it, but if the other party reasonably objects (within 20 days after designation of counsel initially selected) on account of such counsel's representation or potential representation of the designating party in matters in which NetObjects' and the Stockholders' or the Company's interests are adverse or potentially adverse, the designating party shall select other counsel free of any such adverse representation. The party controlling the defense shall have the right, in its discretion exercised in good faith and upon the advice of counsel, to settle such matter, either before or after the initiation of litigation, at such time and upon such terms as they deem fair and reasonable, provided that (i) at least 10 days' prior notice shall be given to the other party of the intention to settle the Third-Party Claim, (ii) no settlement by the controlling party shall include any equitable relief binding on the noncontrolling party, and (iii) the controlling party shall not agree to any settlement of such Third-Party Claim without the prior written consent of the other party, which consent shall not be unreasonably withheld. The noncontrolling party will have the right to be represented by counsel, solely at its own expense. The controlling party shall keep the other party advised of the status of the Third-Party Claim and the defense thereof and shall consider in good faith recommendations made by the other party with respect thereto.

         (d) Unless otherwise agreed by the parties, arbitration under Section 7.3(a) of a claim by NetObjects with respect to a Third-Party Claim shall be deferred until the resolution of the Third-Party Claim.

         7.4 Termination of this Agreement. If any condition of the Closing stated in Section 5 is not satisfied on or before October __, 1999, then, provided NetObjects is not in material default hereunder, NetObjects may at any time thereafter terminate any further obligations under this Agreement by giving written notice thereof to the Company and the Holders' Agent. If any condition of the Closing stated in Section 6 is not satisfied on or before such date, then, provided the Company and the Stockholders are not in material default hereunder, the Company and the Holders' Agent may at any time thereafter terminate any further obligations under this Agreement by giving written notice thereof to NetObjects. Any such termination will not, however, terminate or otherwise affect the obligations of the parties under Sections 7.1, 8.1 or 8.2. This Agreement may be so terminated, or terminated by mutual agreement of the parties upon the authorization of their respective boards of directors, notwithstanding approval of this Agreement by the stockholders of any or all parties.

         7.5 Reasonable Business Efforts, No Inconsistent Action. Each party will use its, his or her reasonable business efforts to cause the conditions over which it has control to be satisfied on or before the Closing. Without limiting the generality of the foregoing, the Company will use its best efforts to ensure that all outstanding warrants are exercised in full prior to the Closing. No party will take any action which will foreseeably result in the nonsatisfaction of any condition stated in Section 5 or 6 on or before the Closing.

         7.6 Access. Between the date of this Agreement and the Closing or any earlier termination of this Agreement in accordance with its terms, the Company will (i) give NetObjects and its authorized representatives access to its books, records, Properties, officers, attorneys and accountants and permit NetObjects to make inspections and copies of such books and records, and (ii) furnish NetObjects with such financial information and operating data and other information with respect to its business and Properties, and to discuss with NetObjects and its authorized representative its affairs, all as NetObjects may from time to time reasonably request for the purposes of this Agreement, during normal office hours. Any on-site visit shall be subject to reasonable advance notice and to being accompanied by an officer or designated employee of the Company.

         7.7 No Solicitation or Negotiation. The Company and the Stockholders agree that, between the date of this Agreement and the Closing or any earlier termination of this Agreement in accordance with its terms, they will not (and will not permit any person or entity which they control to) seek or entertain, or negotiate any terms of, a Strategic Transaction with any party other than NetObjects and its affiliates, or give any information concerning its business to any such party, or enter into any agreement inconsistent with this Agreement or the proposed transaction with NetObjects. A "Strategic Transaction" means (i) any form of acquisition, direct or indirect, whether by purchase, merger, stock sale (primary or secondary), reinsurance or any other structure, of any significant (15% or greater in the aggregate) portion of the Company's consolidated business or a significant (15% or greater in the aggregate) equity interest therein, (ii) any arrangement whereby effective operating control of the Company's consolidated business or a portion thereof is granted to another party or (iii) any transaction involving the recapitalization, restructuring, liquidation, dissolution or other similar type of transaction involving the Company. During such period, the Company will promptly notify NetObjects of the content and identity of any proposal or communication it receives from any such person concerning any Strategic Transaction.

         7.8  Interim  Financial   Information.   The  Company  will  supply  to
NetObjects unaudited consolidated monthly financial statements within 30 business days of the end of each month ending between the date of this Agreement and the Closing or any earlier termination of this Agreement in accordance with its terms, prepared on a basis consistent with the unaudited consolidated financial statements for the preceding months, together with additional monthly reports substantially in the form heretofore delivered to the Company's major stockholder. For purposes of these statements, employee bonuses and similar expenses may be accrued based on actual results for the year to date and budgeted results for the balance of the year.

         7.9 Interim Conduct of Business. From the date of this Agreement until the Closing or any earlier termination of this Agreement in accordance with its terms, unless approved by NetObjects in writing, the Company will operate its business consistently with past practice and in the ordinary course of business, and will not:

                  (a) merge or consolidate with or agree to merge or consolidate with, or sell or agree to sell all or substantially all of its Property to, or purchase or agree to purchase all or substantially all of the Property of, or otherwise acquire, any other Person or a division thereof, except as provided in this Agreement;

                  (b)  amend its Articles of Incorporation or Bylaws;

                  (c) make any changes in its accounting methods, principles or practices, except as required by GAAP;

                  (d) sell, consume or otherwise dispose of any Property, except in the ordinary course of business consistent with past practices;

                  (e) authorize for issuance, issue, sell or deliver any additional shares of its capital stock of any class or any securities or obligations convertible into shares of its capital stock or issue or grant any option, warrant or other right to purchase any shares of its capital stock of any class, other than, in each case, the issuance of Common Stock pursuant to the exercise of the warrants listed in
         Schedule 7.9(e), the issuance of an additional 45,000 warrants to Silicon Valley Bank (resulting in an issuance of 507,357 total warrants), the exercise of any outstanding stock options prior to the Merger Effective Time and the conversion of the bridge loan into Common Stock as set forth in Section 1.4;

                  (f) declare any dividend on, make any distribution with respect to, or redeem or repurchase, its capital stock except under existing repurchase agreements or obligations as set forth in Schedule 2.1;

                  (g) modify, amend or terminate any Benefit Plans, except as required under Legal Requirements or any Disclosable Contract; or

                  (h) authorize or enter into an agreement to do any of the foregoing.

         7.10 Registration.

                  (a) Registration Statement. Upon the written request of the holders of NetObjects Stock issued under this Agreement (the "Holders") certifying that they have a bona fide intention to sell a specified number, not less than 300,000, of shares of NetObjects Stock, NetObjects shall file a registration statement (the "Registration Statement"), registering the number of shares NetObjects Stock so specified (the "Registrable Securities") for non-underwritten resale into the open market, no later than May 12, 2000. NetObjects will evaluate the feasibility of filing such registration statement sooner than such date, but not before 180 days after the Merger Effective Time. NetObjects may delay the filing of any such requested registration for up to 120 days from the date of the

Holders' request if the Board of Directors of NetObjects determines in a written certificate delivered to the Holders' Agent, signed by the chairman of NetObjects Board of Directors, that such filing would be seriously detrimental to NetObjects or its stockholders at such time.

         (b) Company Registration. NetObjects shall notify the Holders in writing at least 15 days prior to the filing of the Registration Statement and will afford each Holder an opportunity to include in such Registration Statement all or part of Registrable Securities held by such Holder. Each Holder desiring to include in such Registration Statement all or any part of the Registrable
Securities held by such Holder shall, within 15 days after such notice from NetObjects, so notify NetObjects in writing. Such notice shall state the intended method of disposition of the Registrable Securities held by such Holder.

                  (c)  Obligations  of  NetObjects.   In  order  to  effect  the
registration, NetObjects shall:

                  (1) prepare and file the Registration Statement with respect to the Registrable Securities and use its best efforts to cause the Registration Statement to become effective and remain effective for at least 90 days;

                  (2) prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by the Registration Statement;

                  (3) furnish to the Stockholders the numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as the Stockholders may reasonably request in order to facilitate the disposition of the Registrable Securities;

                  (4) use its best efforts to register and qualify the securities covered by the Registration Statement under other securities or blue sky laws of such jurisdictions as shall be reasonably appropriate for distribution of the securities covered by the Registration Statement, provided that NetObjects shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions; and

                  (5) notify the Stockholders, at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

         (d) Furnish Information. It shall be a condition precedent to the obligation of NetObjects under this Section 7.10 that the each Stockholder shall furnish to NetObjects such information regarding such Stockholder, the shares of Registrable Securities held by such

Stockholder and the intended method of disposition of such shares as shall reasonably be required to effect the registration of the Registrable Securities.

         (e) Registration Expenses. NetObjects shall bear and pay all expenses incurred by NetObjects in connection with any registration, filing or qualification of the Registrable Securities with respect to registrations pursuant to this Section 7.10, including (without limitation) all registration, filing, qualification, printer's fees, accounting fees and expenses, but shall not be responsible for brokerage commission, dealer discount or other similar charges or the Stockholders' attorneys' fees and expenses or any taxes imposed with respect to the Registrable Securities on the sale and transfer thereof.

         (f) Indemnification.

                  (1) To the extent permitted by law, NetObjects will indemnify and hold harmless any Stockholder and each person, if any, who controls Stockholder within the meaning of the Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, or the Exchange Act, or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by NetObjects of the Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Act, or the Exchange Act or any state securities law; and NetObjects will pay to such Stockholder or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection (1) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of NetObjects (which consent shall not be unreasonably withheld), nor shall NetObjects be liable to any indemnitee for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished by such indemnitee expressly for use in connection with such registration.

                  (2) To the extent permitted by law, Stockholder will indemnify and hold harmless NetObjects, each of its directors, each of its officers who has signed the Registration Statement, each person, if any, who controls NetObjects within the meaning of the Act, any other shareholder selling securities in the Registration Statement and any controlling person of any such other shareholder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, or the Exchange Act, or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by Stockholder expressly for use in connection with such registration; and Stockholder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection (2), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection (2) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Stockholder, which consent shall not be unreasonably withheld; and provided, that, in no event shall any indemnity obligation under this subsection (2) (together with any obligation to contribute under subsection (4)) exceed the gross proceeds from the offering received by Stockholder.

                  (3) Promptly after receipt by an indemnified  party under this
Section 7.10(f) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7.10(f), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7.10(f), but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 7.10(f).

                  (4) If the indemnification provided for in this Section 7.10(f) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. In no event shall any Stockholder's obligation to contribute under this subsection (4) (together with any obligation to indemnify under subsection (2)) exceed the gross proceeds from the offering received by such Stockholder.

                  (5) The obligations of NetObjects and  Stockholder  under this
Section 7.10(f) shall survive the completion of any offering of Registrable Securities in the Registration Statement.

         7.11 Indemnification of Company Indemnitees.

         (a) All rights to indemnification for acts or omissions occurring prior to the Merger Effective Time in favor of the directors or executive officers of the Company (the "Company Indemnitees") as provided in the Company's Articles of Incorporation and Bylaws immediately prior to the Merger Effective Time shall survive the Merger and shall continue in full force and effect in accordance with their terms for a period of 5 years after the Merger Effective Time. After the Merger Effective Time, any Company Indemnitee wishing to claim indemnification under this Section 7.11, upon learning of any such action, suit, claim, proceeding or investigation, shall notify the Surviving Company (as such term is defined in the Merger Agreement) or its successor (the "Indemnitor") within 30 days thereof; provided, however, that any failure so to notify the Indemnitor or any obligation to indemnify such Company Indemnitee or of any other obligation imposed by this Section 7.11 shall not affect such obligations except to the extent the Indemnitor is prejudiced thereby. The Indemnitor shall be entitled to assume the defense of any such action, suit, claim, proceeding or investigation with counsel of its choice, unless in the reasonable opinion of counsel to the Company Indemnitees there is a conflict between the positions of the Indemnitor, on the one hand, and the Company Indemnitees, on the other hand, in which event the Company Indemnitee, together with all other similarly situated Company Indemnitees in the same proceeding as a group, may retain one law firm and one local counsel in each applicable jurisdiction to represent them with respect to such matter, the cost of which shall be borne by the Indemnitor. Neither the Indemnitor, on the one hand, nor any Company Indemnitee, on the other hand, may settle any such action, suit, claim, proceeding or investigation without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed.

         (b) If for a period of 5 years after the Merger Effective Time, the Indemnitor (i) shall consolidate with or merge into any other corporation or entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) shall transfer all or substantially all of its properties and assets to any individual, corporation or other entity, then and in each such case, proper provision shall be made so that the successors and assigns of the Indemnitor shall assume the obligations of the Indemnitor in this
Section 7.11. If the Surviving Company shall liquidate, dissolve or otherwise wind up its business, then NetObjects shall indemnify, defend and hold harmless each Company Indemnitee to the same extent and on the same terms that the Surviving Company was so obligated pursuant to this Section 7.11.

         (c) The agreement of the Indemnitor to indemnify and advance or reimburse the Company Indemnitees' fees to the Company Indemnitees hereunder and each of the other provisions of this Section 7.11 shall survive the consummation of the Merger and the other transactions contemplated by this Agreement and shall inure to the benefit of and be enforceable by the Company Indemnitees and their respective heirs, successors and legal representatives for a period of 5 years from the Merger Effective Time. The Company Indemnitees are interested, and shall be deemed, third-party beneficiaries of this Section 7.11 and shall be entitled to enforce its provisions directly against the Indemnitor.

         7.12 Tax Matters. NetObjects and the Company agree to report the Merger as a tax-free reorganization within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(E) of the Code and neither NetObjects nor the Company shall take any action prior to or following the Closing that would cause this Merger to fail to qualify as a "reorganization" within the meaning of Section 368(a) of the Code.

         7.13 Continuing Employees. NetObjects agrees that following the Merger Effective Time: (i) for the purposes of employment plans and arrangements which NetObjects or the Company may extend to Continuing Employees (as defined below), NetObjects shall give full credit to each Continuing Employee for such Continuing Employee's period of service with the Company prior to the Merger Effective Time to the extent such service was recognized under any comparable employment plans or arrangements of the Company prior to the Merger Effective Time; (ii) NetObjects will offer a starting salary not less than such Continuing Employee's salary as an employee of the Company as in effect immediately prior to the Merger Effective Time; and (iii) NetObjects shall recognize, and give each Continuing Employee full credit for, all of the time-off (including, but not limited to, vacation time and sick-leave) accrued by such Continuing Employee as an employee of the Company prior to the Merger Effective Time. For purposes of this Section 7.13, "Continuing Employee" shall mean any employee of the Company who continues as an employee of NetObjects or the Company or any subsidiary of NetObjects immediately after the Merger Effective Time. Nothing in this Section 7.13 shall create any right to employment or continued employment on behalf of any Continuing Employee.

         7.14  Tax  Representation   Letters.   At  or  prior  to  the  Closing,
NetObjects, Subsidiary and the Company shall execute and deliver to Cooley Godward, LLP tax representation letters in customary form.

         7.15 Stock Option Agreements. Following the Closing, NetObjects and all holders of Sitematic stock options under the Sitematic 1998 Equity Incentive Plan who are receiving substitute NetObjects stock options under the NetObjects 1997 Stock Option Plan in accordance with Section 3 of the Merger Agreement, shall sign a NetObjects Stock Option Agreement in the form attached as Exhibit G.

Section 8 Miscellaneous

         8.1 No Brokers, Finders, Etc.

         (a) Company. Neither the Company nor the Stockholders have engaged any agent, broker, finder or investment or commercial banker in connection with the negotiation, execution or performance of this Agreement or the transactions contemplated hereby. The Company and the Stockholders (severally and not jointly) shall, indemnify, defend and hold NetObjects harmless against and in respect of any claim for brokerage fees or other commissions incurred or owing due to any such engagement or alleged engagement , including without limitation, any fees and expenses of counsel incurred by NetObjects in connection with enforcing this Section 8.1(a).

         (b) NetObjects. NetObjects has not engaged any agent, broker, finder or investment or commercial banker in connection with the negotiation, execution or performance of this Agreement or the transactions contemplated hereby. NetObjects shall indemnify, defend and hold the Company and the Stockholders harmless against and in respect of any claim for brokerage fees or other commissions incurred or owing due to any such engagement or alleged engagement, including without limitation, any fees and expenses of counsel incurred by the Company and the Stockholders in connection with enforcing this Section 8.1(b).

         8.2 Expenses. Whether or not the transactions contemplated by this Agreement are consummated, the Company and NetObjects shall each pay their own fees and expenses incident to the negotiation, preparation, execution, delivery and performance hereof, including, without limitation, the fees and expenses of their respective counsel, accountants and other experts. If the Closing does not occur, the Stockholders and/or the Company shall bear the Company's portion of such fees and expenses.

         8.3 Complete Agreement; Waiver and Modification, Etc. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings of the parties, including, but not limited to, the Non-Solicitation Agreement between NetObjects and the Company dated August 19, 1999, but excluding the Non-Disclosure Agreement dated July 29, 1999 between NetObjects and the Company, which shall continue in effect. There are no representations or warranties by any party except those expressly stated or provided for herein, any implied warranties being hereby expressly disclaimed. There are no covenants or conditions except those expressly stated herein. No amendment, supplement or termination of or to this Agreement, and no waiver of any of the provisions hereof, shall be binding on a party unless made in a writing signed by such party. This Agreement may be modified by mutual agreement of the parties as authorized by their respective boards of directors, notwithstanding approval hereof and thereof by the stockholders of the parties, subject to the limitations stated in Section 1104 of the California Corporations Code. Nothing in this Agreement shall be construed to give any Person other than the express parties hereto any rights or remedies.

         8.4 Notices. All notices, requests, demands, claims and other communications hereunder shall be in writing and shall be given by delivery (by mail or otherwise) or transmitted to the address or facsimile number listed below, and will be effective (in all cases) upon receipt. Without limiting the generality of the foregoing, a mail, express, messenger or other receipt signed by any Person at such address shall conclusively evidence delivery to and receipt at such address, and any printout showing successful facsimile transmission of the correct total pages to the correct facsimile number shall conclusively evidence transmission to and receipt at such facsimile number.

         (a)      If to NetObjects or Subsidiary:

                  301 Galveston Drive
                  Redwood City, CA 94063

                           facsimile:       650-482-3600

                  with copies to:

                  McCutchen, Doyle, Brown & Enersen, LLP
                  3150 Porter Drive
                  Palo Alto, CA 94304
                  Attention:  Bartley C. Deamer

         (b)      If to the Company:

                  10350 Science Center Drive
                  San Diego, CA 92121-1194

                  facsimile:        619-455-2093

                  with copies to:

                  Cooley Godward LLP
                  4365 Executive Drive, Suite 1100
                  San Diego, CA 92121
                  attention:  Frederick T. Muto

         (b)      If to the Stockholders:

                                    Peter Shaw
                                    c/o Sitematic Corporation
                                    10350 Science Center Drive
                                    San Diego, CA 92121-1194

                  facsimile:        619-455-2093


Any party may  change its  address or  facsimile  number  for  purposes  of this
Section 8.4 by giving the other party written notice of the new address or facsimile number in accordance with this Section 8.4, provided it is a normal street address, or normal operating facsimile number, in the continental United States.

         8.5 Law Governing. This Agreement shall be interpreted in accordance with and governed by the laws of the State of California, without regard to principles of conflicts of laws.

         8.6 Headings; References; "Hereof," Etc. The Section headings in this Agreement are provided for convenience only, and shall not be considered in the interpretation hereof. References herein to Sections, Exhibits or Schedules refer, unless otherwise specified, to the designated Section of or Exhibit or Schedule to this Agreement. Terms such as "herein," "hereto" and "hereof" refer to this Agreement as a whole.

         8.7 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the heirs, executors, administrators and successors of the parties hereto, but no right or liability or obligation arising hereunder may be assigned by any party hereto.

         8.8 Counterparts, Separate Signature Pages. This Agreement may be executed in any number of counterparts, or using separate signature pages. Each such executed counterpart and each counterpart to which such signature pages are attached shall be deemed to be an original instrument, but all such counterparts together shall constitute one and the same instrument.

         8.9 Severability. In the event any of the provisions of this Agreement shall be declared by a court or arbitrator to be void or unenforceable, then such provision shall be severed from this Agreement without affecting the validity and enforceability of any of the other provisions hereof, and the parties shall negotiate in good faith to replace such unenforceable or void provisions with a similar clause to achieve, to the extent permitted under law, the purpose and intent of the provisions declared void and unenforceable.

         8.10 Attorneys' Fees. In the event any suit, counterclaim, arbitration or other proceeding is brought to enforce or interpret the provisions of this Agreement, the prevailing side (NetObjects, on the one hand, and the Company and/or the Stockholders on the other hand) shall be entitled to recover from the nonprevailing side, in addition to all other remedies available at equity and law, the cost, including but not limited to reasonable attorneys' fees, incurred by the prevailing side therein, including any appeal or other subsequent proceeding. A side shall be considered to prevail if it secures a more favorable result than the other side (who shall be considered the nonprevailing party), as determined by the arbitrator or judge.

Section 9 Glossary

         Act - the Securities Act of 1933, as amended.

         Affiliate - a Person who controls, is controlled by or is under common control with another Person, or who directly or indirectly owns 10% or more of the voting power in such other Person, or of whose voting power such other Person (or a Person holding 10% or more of the voting power in such other Person) owns 10% or more. For purposes of this definition, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         Agreement - this Plan and Agreement of Reorganization, including the Exhibits and Schedules hereto.

         Benefit Plans - Section 3.10(b).

         Business - introductory paragraphs.

         Closing - Section 1.1.

         Code - the Internal Revenue Code of 1986, as amended.

         Common Stock - the Common Stock of the Company.

         Company - introductory paragraphs.

         Company ERISA Plan - Section 3.10(d).

         Company Indemnitees - Section 7.11(a).

         Company SEC Documents - Section 4.3.

         Continuing Employee - Section 6.9.

         Contract - any agreement, written or oral, or any promissory note or other instrument of a contractual nature, which is intended to be enforceable against the Person in question or against any Property of such Person. Any Person which is, or any of whose Property is, subject to enforcement of a Contract shall, for purposes of this Agreement, be deemed a party to it.

         Damages - any loss, loss in value, cost, liability or expense actually incurred, including without limitation, costs and expenses of litigation and reasonable attorneys' fees, but excluding in each case incidental, consequential or punitive damages. (The foregoing exclusion of punitive damages does not apply, however, to any punitive damages awarded in a Third-Party Claim.) All Damages shall be net of (i) any applicable insurance recovery (net of any retrospective premium adjustment), (ii) any related net realized tax benefit (taking any applicable recovery into account), (iii) any related refund or recovery realized by NetObjects, (iv) any related reserve included in the Interim Statements, and (v) any other reserve (whether or not related to the Damages in question) included in the Interim Statements, to the extent that, at the time of determination of Damages under this Agreement, such other reserve has proved to be in excess of the Company's actual losses or liabilities reserved against (provided, that such other reserves shall thereafter be reduced by the excess thus utilized for netting).

         Derivative Work - Section 3.17(l).

         Disclosable Contract - Section 3.11.

         Disclosable Leases - Section 3.7.

         ERISA - the Employee Retirement Income Security Act of 1974, as amended, and any successor statute.

         ERISA Affiliate - any company which, as of the relevant measuring date under ERISA, is or was a member of a controlled group of corporations or trades or businesses (as defined in Sections 414(b), (c), (m) or (o) of the Code) of which the Company is or was a member.

         Escrow Account - the Property held by the escrow agent under the Escrow Agreement.

         Escrow Agreement - Section 1.5(a).

         Financial Statements - Section 3.2(a).

         GAAP - generally accepted accounting principles applied on a consistent basis, as set forth in authoritative pronouncements which are applicable to the circumstances as of the date in question. The requirement that such principles be applied on a "consistent basis" means that accounting principles observed in the period in question are comparable in all material respects to those applied in the preceding periods, except as change is permitted or required under or pursuant to such accounting principles.

         Governmental Agency - any agency, department, board, commission, district or other public organ, whether federal, state, local or foreign.

         Hazardous Material - all or any of the following: (i) any substance the presence of which requires investigation or remediation under any applicable law or regulation; (ii) substances that are defined or listed in, or otherwise classified pursuant to, any applicable laws or regulations as "hazardous substances," "hazardous materials," "hazardous wastes," "toxic substances," or any other formulation intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity or "EP toxicity;" (iii) any petroleum products, explosives or radioactive materials; and (iv) asbestos in any form or electrical equipment which contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty parts per million.

         Holders - Section 7.10(a).

         Holders' Agent - Section 1.5(a).

         HSR Act - the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended, and all regulations issued thereunder.

         Indemnitor - Section 7.11(a).

         Intellectual Property - Section 3.17(a).

         Interim Statements - Section 3.2(a).

         Knowledge - with respect to the Company shall mean the knowledge, as of the time the applicable representation or warranty is made, of Keith Cruickshank, Peter Shaw, Robert Kibble, David Titus, Warren Weiner or the Company's Director of Human Resources.

         Last Escrow Claim Date - the same numerical day in the month as the numerical day on which the Closing occurs, in the 12th month following the month in which the Closing occurs. If there is no corresponding numerical day in such 12th month, the Last Escrow Claim Date will be the first day of the 13th month following the month in which the Closing occurs.

         Last Fiscal Year-End - Section 3.2(a).

         Legal Requirement - a statute, regulation, ordinance or similar legal requirement, whether federal, state, local or foreign, or any requirement of a permit or other authorization issued by a Governmental Agency.

         Lien - any lien, security interest, mortgage, deed of trust, pledge, hypothecation, capitalized lease or interest or right for security purposes.

         Material Adverse Effect - a violation or other matter will be deemed to have a "Material Adverse Effect" on the Company if such violation or other matter (considered together with all other matters that would constitute exceptions to the representations and warranties set forth in the Agreement or in the Stockholders' Closing Certificate but for the presence of "Material
Adverse Effect" or other materiality qualifications, or any similar qualifications, in such representations and warranties) would have a material adverse effect on the Company's business, condition, assets, liabilities, operations, financial performance or prospects.

         Merger Agreement - Section 1.2.

         Merger Effective Time - Section 1.2.

         Minor Contract - any Contract that is not a Partner Contract and that involves no more than $5,000 in annual payments due or owed under its terms.

         Minor License - any license, without limitation including any freeware, shareware and opensource license, that is immaterial and can be easily replaced in the ordinary course of business without liability in excess of $5,000.

         NetObjects - introductory paragraphs.

         NetObjects Stock - the restricted shares of NetObjects common stock into which Sitematic Shares will be converted pursuant to the Merger.

         Order - any judgment, injunction, order or similar mandatory direction of, or stipulation or agreement filed with, a Governmental Agency, court, judicial body, arbitrator or arbitral body.

         Partner Contract - any Contract identified on Schedule 3.17 as a "Partner Contract".

         Permit - a permit, license, franchise, certificate of authority or similar instrument issued by a Governmental Agency.

         Person  -  an  individual,  or  a  corporation,   partnership,  limited
liability company, trust, association or other entity of any nature, or a Governmental Agency.

         Preferred Stock - the Series A Preferred Stock of the Company.

         Property - any interest in any real, personal or mixed property, whether tangible or intangible.

         Recoverable Amount - Section 7.2(b).

         Registrable Securities - Section 7.10(a).

         Registration Statement - Section 7.10(a).

         SEC - the Securities and Exchange Commission.

         Stock Right - any right (including without limitation any option or warrant or subscription right) to acquire any capital stock or any other Stock Right or any instrument convertible into or exchangeable for any capital stock or any other Stock Right.

         Stockholders - introductory paragraphs.

         Strategic Transaction - Section 7.7.

         Subsidiary - introductory paragraphs.

         Tax - any federal, state, local or foreign tax, assessment, duty, fee and other governmental charge or imposition of any kind, whether measured by properties, assets, wages, payroll, purchases, value added, payments, sales, use, business, capital stock, surplus or income, and any addition, interest, penalty, deficiency imposed with respect to any Tax.

         Third-Party Action - any consent, waiver, approval, license or other authorization of, or notice to, or filing with, any other Person, whether or not a Governmental Agency, and the expiration of any associated mandatory waiting period.

         Third-Party Claim - Section 7.3(b).

         Third-Party Right - any Lien on any Property of the Person in question, or any right (other than the rights of NetObjects hereunder) (i) to acquire, lease, use, dispose of, vote or exercise any right or power conferred by any Property of such Person, or (ii) restricting the Person's right to lease, use, dispose of, vote or exercise any right or power conferred by any Property of such Person.

         Violation - Section 7.10(f)(1).

         Year-End Statements - Section 3.2(a).


                  [remainder of page left blank intentionally]

         IN WITNESS WHEREOF, the parties have executed this Plan and Agreement of Reorganization.

NetObjects:                                  NETOBJECTS, INC.


                                             By:________________________________
                                               Name:____________________________
                                               Title:___________________________



Subsidiary:                                  SDI ACQUISITION CORP.


                                             By:________________________________
                                               Name:____________________________
                                               Title:___________________________



Company:                                     SITEMATIC CORPORATION


                                             By:________________________________
                                               Name:____________________________
                                               Title:___________________________


Stockholders:


______________________________________
Keith Cruickshank



PETER J. SHAW & ELAINE R. SHAW FAMILY TRUST

By:__________________________________

Name: ________________________________

Title: _______________________________



JEREMY ANDREW SHAW MINORS TRUST

By:__________________________________

Name: ________________________________

Title: _______________________________



JENNIFER LYNN SHAW MINORS TRUST

By:__________________________________

Name: ________________________________

Title: _______________________________



_____________________________________

James R. Goode



_____________________________________

Joel T. Grushkin



THE TOWNSEND AGENCY

By:__________________________________

Name: ________________________________

Title: _______________________________



DHR INTERNATIONAL


By:__________________________________

Name: ________________________________

Title: _______________________________



_____________________________________

Lee Sharp



_____________________________________

Chuck Kimmel



_____________________________________

Jeff Phillips


MISSION VENTURES, L.P.


By:__________________________________

Name: ________________________________

Title: _______________________________



MISSION VENTURES AFFILIATES, LP

By:__________________________________

Name: ________________________________

Title: _______________________________



WINDWARD VENTURES, LP

By:__________________________________

Name: ________________________________

Title: _______________________________



_____________________________________

Donald Cruickshank



_____________________________________

Warren Weiner



GC&H INVESTMENTS

By:__________________________________

Name: ________________________________

Title: _______________________________

_____________________________________

Mason Flemming



_____________________________________

Roy Lessard



_____________________________________

Gary Shields



DOMINION VENTURES


                                           By:__________________________________

                                           Name: _______________________________

                                           Title: ______________________________



                                           ACCEPTANCE:



                                           The   undersigned    hereby   accepts
                                           appointment as the Holders' Agent, as
                                           defined in this Agreement.


                                           _____________________________________

                                           _____________________________________

Peter Shaw

Exhibits

A        Merger Agreement
B        Escrow Agreement
C        Releases
D        Noncompetition Agreement
E        Opinion of Company's Counsel
F        Opinion of NetObjects' Counsel
G        Stock Option Agreement for Substituted Options

Schedules

Attached

                                    Exhibit C

                                Merger Agreement

         This Merger Agreement (this "Merger Agreement") dated October __, 1999 is entered into by NetObjects, Inc., a Delaware corporation ("NetObjects"), SDI Acquisition Corp., a California corporation and wholly owned subsidiary of NetObjects ("Subsidiary"), and Sitematic Corporation, a California corporation (the "Company").

         The Company desires to merge with Subsidiary, and NetObjects and Subsidiary desire to have Subsidiary merged into the Company (the "Merger"), on the terms and conditions set forth herein and in the Plan and Agreement of Reorganization dated the date hereof among the parties to this Merger Agreement and the stockholders of the Company setting forth certain representations and warranties, covenants and conditions in connection with the Merger (the "Plan and Agreement").

Section 1. Merger

         1.1 Merger. Upon the filing of this Merger Agreement with the California Secretary of State in accordance with California law (the "Merger Effective Time"), Subsidiary shall be merged with and into the Company and the separate corporate existence of Subsidiary shall cease. The Company shall be the surviving company in the Merger (the "Surviving Company") and the separate corporate existence of the Company, with all its purposes, objects, rights, privileges, powers, immunities and franchises, shall continue unaffected and unimpaired by the Merger.

         1.2 Articles of Incorporation. At the Merger Effective Time, the Articles of Incorporation of the Company shall be the Articles of Incorporation of the Surviving Company, subject always to the right of the Company to amend its Articles of Incorporation after the Merger Effective Time in accordance with the laws of the State of California, and shall not be amended by virtue of the Merger.

         1.3 By-Laws. At the Merger Effective Time, the Bylaws of the Subsidiary shall be the Bylaws of the Surviving Company and shall not be amended by the Merger.

         1.4 Directors and Officers. At the Merger Effective Time, the directors of Subsidiary immediately prior to the Merger Effective Time shall become the directors of the Surviving Company, and the officers of the Company immediately prior to the Merger Effective Time shall remain as the officers of the Surviving Company, in each case until their successors have been elected and qualified or until otherwise provided by law

Section 2. Effects on Capital Stock.

         2.1 Company Shares Owned by Company or NetObjects. At the Merger Effective Time, all of the shares of capital stock of the Company ("Shares") that are owned directly or indirectly by the Company or any subsidiary of the Company and any Shares owned by NetObjects, Subsidiary or any other subsidiary of NetObjects shall be canceled and no NetObjects Stock or any other consideration shall be delivered therefor.

         2.2 Other Company Common Shares. At the Merger Effective Time, all of the shares of Common Stock of the Company ("Common Shares"), other than those referred to in Section 2.1, shall be converted into 0.135870 share of NetObjects common stock, $0.01 par value ("NetObjects Stock"), subject, however, to Section 2.6.

         2.3 Other Company Preferred Shares. At the Merger Effective Time, all of the shares of Series A Preferred Stock of the Company ("Preferred Shares"), other than those referred to in Section 2.1, shall be converted into 0.112482 share of NetObjects Stock and the right to receive, in accordance with this Merger Agreement, $0.189523 in cash, subject, however, to Section 2.6.

         2.4 Common Stock of Subsidiary. At the Merger Effective Time, all of the outstanding shares of capital stock of Subsidiary shall be converted into an equal number of Common Shares.

         2.5  Fractional  Shares.  NetObjects  shall not be required to issue or deliver any fractional shares of NetObjects Stock or any certificates representing fractional shares of NetObjects Stock for certificates representing the Shares; however, NetObjects shall pay to each person who would otherwise be entitled to receive a certificate representing a fractional share of NetObjects Stock an amount in cash (rounded to the nearest whole cent) equal to the per share value of NetObjects Stock (based on the last sales price of NetObjects Stock as reported on Nasdaq on the Merger Effective Time) multiplied by the fraction of a share of NetObjects Stock to which such Stockholder would otherwise be entitled.

         2.6 Escrow Deposit. Notwithstanding anything in this Section 2, a number of shares of NetObjects Stock equal to (i) one-tenth of the number of shares of NetObjects Stock into which the Shares held by each stockholder of the Company (a "Stockholder") shall be converted by virtue of the Merger plus (ii) one-tenth of the number determined by dividing (x) the amount of cash which each Stockholder is entitled to receive by virtue of the Merger, if any, by (y) the average closing price of NetObjects Stock determined in accordance with Article III.B.2(e)(ii)(A)(1) of the Company's articles of incorporation, rounded up (if a fractional share amount) to the next highest whole number of shares, shall be subject to the escrow agreement dated the date hereof in the form attached to the Plan and Agreement (the "Escrow Agreement"). Certificates representing such NetObjects Stock shall be delivered to the escrow agent under the Escrow Agreement (the "Escrow Agent") rather than such Stockholder.

Section 3. Company Stock Options

         At the Merger Effective Time, there shall be substituted for each option to acquire Common Shares then outstanding under the Sitematic 1998 Equity Incentive Plan (the "Sitematic Option Plan") an option under the NetObjects 1997 Stock Option Plan (the "NetObjects Option Plan") to acquire a number of shares of NetObjects Stock equal to the number of Common Shares subject to such option under the Sitematic Option Plan immediately prior to the Merger Effective Time multiplied by 0.135870, rounded down to the nearest whole number of shares of NetObjects Stock. The per share exercise price for the NetObjects stock issuable upon exercise of each substituted option shall be determined by dividing the exercise price per share of the Common Stock subject to the option, as in effect immediately prior to the Merger Effective Time, by 0.135870, and rounding the resulting exercise price up to the nearest whole cent. For purpose of the vesting provisions of the NetObjects Option Plan, the period of required time-based vesting, and the commencement date of the actual vesting period, applicable to options under the Sitematic Option Plan will also be applicable (without any acceleration on account of the Merger) to the options under the NetObjects Option Plan substituted therefor. Promptly after the Merger Effective Time, NetObjects and such holders shall enter into option agreements reflecting the terms of such options issued in substitution.

Section 4. Surrender of Certificates

         4.1 Certificate Surrender Required. Notwithstanding any other provision of this Merger Agreement, no certificate for NetObjects Stock and no cash amount otherwise payable to a Stockholder who has not theretofore surrendered its, his or her certificates formerly evidencing the Shares registered in its, his or her name shall be issued or paid until the surrender of such certificates to NetObjects, in which case it will be paid to such holder. Until properly surrendered, certificates formerly evidencing the Shares shall be deemed for all purposes to evidence only the shares of NetObjects Stock into which such Shares were converted by virtue of the Merger and the right to receive the payments specified in Section 3. No interest shall accrue after the Merger Effective Time or be paid on any cash payment upon surrender of certificates which immediately prior to the Merger Effective Time represented the Shares.

         4.2 Notice. As soon as practicable after the Merger Effective Time, the Company shall notify each Stockholder who has not already surrendered all its, his or her certificates formerly evidencing the Shares registered in its, his or her name, that the Merger has become effective and that such certificates may be surrendered to the Company in order to receive certificates representing the NetObjects Shares into which such Shares were converted by virtue of the Merger and the amounts then payable to such holder in accordance with this Merger Agreement.

         4.3 Nonregistered Certificate Holders. If any part of the NetObjects Stock or right to receive cash issuable or payable to a Stockholder is to be issued or paid to a person other than the person in whose name the certificates surrendered in exchange therefor are registered, it shall be a condition to such issuance or payment that the certificate so surrendered shall be properly endorsed or accompanied by appropriate stock powers and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to the Company any transfer or other taxes payable by reason of the foregoing or establish to the satisfaction of the Company that such taxes have been paid or are not required to be paid.

         4.4 Lost, Stolen or Destroyed Certificates. In the event any certificate formerly representing the Shares shall have been lost, stolen or destroyed, upon the making of any affidavit of that fact by the registered holder thereof or his duly authorized attorney-in-fact, NetObjects shall issue the certificate for NetObjects Stock and pay the cash amount to which such Shares are then entitled by virtue of the Merger, provided that NetObjects may, in its discretion and as a condition precedent to such issuance and payment, require the owner of such lost, stolen or destroyed certificate to give NetObjects and the Company a bond in such sum as it may direct as indemnity against any claim that may be made against NetObjects or the Company with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 5. Miscellaneous

         5.1 Other Agreements Superseded; Waiver and Modification, Etc. This Merger Agreement, together with the Plan and Agreement, supersedes all prior agreements or understandings, written or oral, of the Company and NetObjects and Subsidiary relating to the acquisition of the Company or its business and incorporates the entire understanding of the parties with respect thereto. The parties to this Merger Agreement make no representations or warranties with respect to any matter, except as expressly set forth in the Plan and Agreement. The Merger Agreement may be amended or supplemented only by a written instrument signed by the party against whom the amendment or supplement is sought to be enforced. The party benefited by any condition or obligation may waive the same, but such waiver shall not be enforceable by another party unless made by written instrument signed by the waiving party and only to the extent expressly stated therein.

         5.2 Interpretation. The headings used in this Merger Agreement are provided for convenience only and this Merger Agreement shall be interpreted as though they did not appear herein. References in this Merger Agreement to sections refer, unless otherwise specified, to the designated section of this Merger Agreement.

         5.3 Law Governing. This Merger Agreement shall be construed in accordance with and governed by the laws of the State of California applicable to contracts made and to be performed in California.

         5.4 Time of Essence. Time is of the essence of this Merger Agreement and all of the terms, conditions and provisions hereof.

         5.5 Counterparts. This Merger Agreement may be executed in any number of counterparts and each such executed counterpart shall be deemed to be an original instrument, but all such executed counterparts together shall constitute one and the same instrument. One party may execute one or more counterparts other than that or those executed by another party, without thereby affecting the effectiveness of any such signatures.

         IN WITNESS WHEREOF, the parties have executed this Agreement.



Company:                              SITEMATIC CORPORATION


                                      By _______________________________________

                                      _____________________________________Name:

                                      ____________________________________Title:


                                      By _______________________________________

                                      _____________________________________Name:

                                      ____________________________________Title:



NetObjects:                           NETOBJECTS, INC.


                                      By _______________________________________

                                      _____________________________________Name:

                                      ____________________________________Title:


                                      By _______________________________________

                                      _____________________________________Name:

                                      ____________________________________Title:



Subsidiary:                           SDI ACQUISITION CORP.


                                      By _______________________________________

                                      _____________________________________Name:

                                      ____________________________________Title:


                                      By _______________________________________

                                      _____________________________________Name:

                                      ____________________________________Title: